EXHIBIT 10.3
                                  REZcity.com
                                  REZcity Plus
                   A Division of Rezconnect Technologies, Inc.



                          AREA REPRESENTATIVE AGREEMENT


                       EXHIBIT C TO THE OFFERING CIRCULAR


























                     THIS CONTRACT IS SUBJECT TO ARBITRATION
                     ---------------------------------------

                                TABLE OF CONTENTS


I.     GRANT...................................................................2


II.    DEVELOPMENT TERRITORY...................................................2


III.   DEVELOPMENT FEE AND SCHEDULE............................................3


IV.    TERM....................................................................5


V.     PAYMENTS TO AREA REPRESENTATIVE.........................................6


VI.    TRAINING AND OPERATING ASSISTANCE.......................................8


VII.   AREA REPRESENTATIVE'S OBLIGATIONS.......................................9


VIII.  USE OF SYSTEM AND MARKS................................................12


IX.    RELATIONSHIP OF THE PARTIES............................................13


X.     INSURANCE..............................................................14


XI.    TRANSFERABILITY OF INTEREST............................................16


XII.   RESTRICTIONS CONCERNING COMPETITIVE BUSINESSES.........................18


XIII.  DEFAULT AND TERMINATION................................................19


XIV.   RIGHTS AND OBLIGATIONS OF THE PARTIES UPON EXPIRATION OR TERMINATION...21


XV.    FRANCHISOR'S REMEDIES UPON TERMINATION OR EXPIRATION...................22


XVI.   NOTICES................................................................22


XVII.  ENTIRE AGREEMENT.......................................................23


XVIII. APPLICABLE LAW.........................................................23


XIX.   SETTLEMENT OF DISPUTES.................................................24


XX.    COST OF ENFORCEMENT OR DEFENSE.........................................25


XXI.   SEVERABILITY AND CONSTRUCTION..........................................25


XXII.  DEFINITIONS............................................................26


XXIII. CAVEAT.................................................................26


XXIV.  ACKNOWLEDGMENTS........................................................26



EXHIBITS
--------

A. MAP OF DEVELOPMENT TERRITORY
B. GUARANTY AND ASSUMPTION OF OBLIGATIONS

28
                                   RezCity.com
                                  REZcity Plus
                   A Division of RezConnect Technologies, Inc.
                          AREA REPRESENTATIVE AGREEMENT

         This Area Representative Agreement (this "Agreement"), made this ____ day of ___________, 20___ by and dbetween RezConnect Technologies, Inc., a company operating under the laws of the State of New York, and having its principal place of business at 560 Sylvan Avenue, Englewood Cliffs, New Jersey 07632 (hereinafter referred to as "RezCity.com" or "Franchisor"), and ______________________, an individual/partnership/corporation/limited liability company established in the State of ____________, whose principal address is __________________________________________________ (hereinafter referred to as
"Area Representative").

                              W I T N E S S E T H:

         WHEREAS, Franchisor has developed a system ("System"), identified by the Mark "RezCity.com" relating to the establishment, development and operation of a business specializing in the sale of Internet based marketing tools such as banner advertisements on the home page and calendar pages of the REZcity.com website, content licensing, creating websites with unlimited pages featuring a shopping cart order system and other forms of Internet Advertising. In addition to the services described, the franchisee can elect to operate a consignment business online and provide and auction model through the eBAY Marketplace. (Herein referred to as "REZcity Plus Franchise") We also provide tolls such as real-time reservations, confirmations and appointment scheduling, business-to-consumer negotiating of retail products and services. Other services include search engine submission and domain name site registration. All of these services are designed to be sold to small to medium sized businesses, community organizations and not-for-profit organizations. Our travel services feature online 24/7 reservations/bookings for Airlines, Hotels, Cars, Limos, Tours and Cruise products with over 55 book able engines; and

         WHEREAS, the distinguishing characteristics of the System include, without limitation, the RezCity.com home page located at http://www.rezcity.com featuring "city guides" for over fifty three thousand (53,000) cities and communities; the proprietary Internet marketing package which includes the Services, the RezCity.com Confidential Operations Manual ("Manual"); methods for recruiting, hiring and training employees; inventory, cost controls, record keeping, all of which may be changed, improved and further developed by Franchisor from time to time; and

         WHEREAS, Franchisor is the owner of the right, title and interest, together with all the goodwill connected thereto, in and to the trademark "RezCity.com" and "RezConnect.com" and other trademarks, domain names, service marks and trade dress, associated logos, commercial symbols, trade names, trademarks, service marks and trade dress as are now, or in the future, designated as an integral part of the System (the "Mark[s]"); and

         WHEREAS, Franchisor is willing to grant Area Representative the right to serve as a special agent enabling Area Representative to locate and recruit potential franchisees known as "Individual Franchisees" as well as "REZcity Plus Franchisees" and to provide support services to Individual Franchisees and REZcity Plus Franchises within the geographical area under the terms and conditions contained in this Agreement; and

         WHEREAS, Area Representative desires to act as a special agent for Franchisor within the geographical area enabling Area Representative to offer franchises for, and to develop, support, and provide services to, Individual

Franchises and REZcity Plus Franchises within the geographical under the terms and conditions contained in this Agreement; and

         WHEREAS, Area Representative understands and acknowledges the importance of Franchisor's high and uniform standards of quality, operations and service and the necessity of operating the Franchised Business in strict conformity with Franchisor's standards and specifications; and

         WHEREAS, Franchisor is the licensee of certain proprietary software from 411web.com, Inc., with the right to sub-license the software to its franchisees; and

         WHEREAS,   Franchisor  expressly  disclaims  the  making  of  and  Area
Representative acknowledges that it has not received nor relied upon any warranty or guarantee, express or implied, as to the revenues, profits or success of the business venture contemplated by this Agreement. Area Representative acknowledges that it has read this Agreement and Franchisor's Uniform Franchise Offering Circular and that it has no knowledge of any representation by Franchisor or its officers, directors, shareholders, employees or agents that are contrary to the statements made in Franchisor's Uniform Franchise Offering Circular or to the terms hereof.

         NOW, THEREFORE, the parties, in consideration of the undertakings and commitments of each party to the other set forth in this Agreement, hereby agree as follows:

I.             GRANT
               -----

         A     Franchisor  hereby grants to Area  Representative,  subject to the terms and conditions hereof, a license to offer, negotiate, establish and develop RezCity.com Individual Franchises and REZcity Plus Franchises within the territory hereinafter described. The Area Representative shall recruit persons and entities to act as franchisees within the Development Territory and will perform initial training and supervise the development and operations of Individual Franchises and REZcity Plus Franchises within the Development Territory in compliance with the terms and conditions of this Agreement.

         B     In  consideration  of the  payments  received  and the  mutual covenants contained in this Agreement, Franchisor hereby grants to Area Representative, and Area Representative hereby accepts, a license for the Development Territory hereinafter described. Franchisor hereby grants to Area Representative, and Area Representative hereby accepts the right, license and privilege of using "RezCity.com," "REZconnect.com," "HaggleWithUs.com" and other Marks of Franchisor solely and only upon and in connection with activities authorized under this Agreement, including the right to sublicense the Marks to Individual Franchisees in the Development Territory hereinafter described. Area Representative agrees not to make or authorize any use, direct or indirect, of the Marks for any other purpose or in any other way. Area Representative acknowledges that Franchisor may grant other licenses for the use of the Marks or utilize the Marks in any manner whatsoever subject to the provisions of this Agreement.

II.            DEVELOPMENT TERRITORY
               ---------------------

         The Development Territory of the Area Representative Franchise granted shall be as described on Exhibit A (hereinafter the "Development Territory"). During this Agreement term, Franchisor will not establish or license any other area representatives to act as a special agent to provide sales or support services to franchisees within the Development Territory; provided, however, that Franchisor shall retain the right:

         A     to   establish   Individual   Franchises   and  REZcity   Plus
Franchises, at any location inside and outside of the Development Territory, as Franchisor, in its sole discretion, deems appropriate; provided, however, that Franchisor shall not establish nor grant territorial rights to any business providing Internet advertising services, online auction services and any other services which may conflict with any territorial rights previously granted by its Area Representative to Individual Franchisees;

         B     to  establish additional area  representatives  outside of the
Development Territory as Franchisor deems appropriate in its sole discretion;

         C     to   specifically   approve  the  grant  of  any   RezCity.com
Individual Franchises or REZcity Plus Franchises. Such approval shall be within the sole discretion of Franchisor;

         D     to establish or license additional area representatives within the Development Territory if Area Representative fails to comply with the Development Schedule contained in Paragraph IV. of this Agreement; and

         E     to   contract  with  sales   organizations  and  other  "Sales
Consultant(s)" to allow the Sales Consultants and its sales force to engage in the sale of Internet advertising including the Services; provided, however, that Sales Consultants shall not be licensed to utilize the RezCity.com trademark as its principal trade name under which it operates, but may be permitted to identify itself as a "RezCity.com Authorized Dealer" provided further that the Area Representative shall receive a commission based upon the sale of Services by each Sales Consultant occurring in Area Representative's Development Territory in accordance with Section V.

III.           DEVELOPMENT FEE AND SCHEDULE
               ----------------------------

         A........As   consideration  for  the  license  granted  herein,   Area
Representative shall pay to Franchisor, upon execution of this Agreement, a fee of _____________________________ DOLLARS ($_________) ("Development Fee"). The
Development Fee is fully earned and nonrefundable for the granting of the rights as Area Representative for the Development Territory.

         At Franchisor's option, the initial fees for an Area Representative Franchise shall be 10% of the sum of the Franchise Fees for Individual Franchises that the Area Representative has available in the Development
Schedule in this Agreement. Franchisor anticipates that the Development Fee for an Area Representative will range from $30,000 to $500,000. Franchisor will permit Area Represenstative to pay 50% of the gross revenues earned from its territory whether from franchise sales or product or service commissions that it receives. If at the end of three (3) years there remains a balance due on the Sales Agreement, Area Representative has the right to pay the balance in full and retain the remaining territory or return the unsold territory to Franchisor without further obligation.

In order to calculate the Area Representative Fee, multiply the number of towns or cities within the designated geographic area by the minimum initial franchise fee of $1,500 and then add to that total the amount of additional fees in excess of this minimum, which is calculated by multiplying $0.06 by the number of people in each of the towns or cities that are above 25,000 in population. Then add this extra surcharge to the total revenue potential and multiply this amount by 10% with the minimum Area Representative Fee being $30,000. For example, if the designated geographic area has 300 towns or cities as shown in the REZcity data base on-line, then the basic fee would be $450,000 (300 X $1500). If 100 of those towns or cities contained a population in excess of 25,000 for a total of 1,000,000 collectively in excess , then that amount would be multiplied by $0.06 per person, adding that result of $60,000 ($0.06 X 1,000,000) to the base revenue of $60,000, arriving at a gross fee potential of $500,000. That amount would then be multiplied by 10%, resulting in an initial Area Representative Fee of $51,000, but since the minimum initial Area Representative Fee is $30,000,

Area Representative would be pay the minimum or $30,000 in this example. The Franchisor then would permit the Area Representative to pay the balance of the fee ($21,000) over three years by permitting Franchsior to deduct 50% off all fees that it pays to Area Representative , until the amount is paid in full. If Area Representative does not pay the balance within the three year period, Area Representative shall have the right to pay the balance in full and retain the remaining territory or return the unsold territory to Franchisor and have no further obligations.

         B     The Development Fee is in addition to the Individual Franchise fee required pursuant to any Individual Franchise Agreement which Area Representative executes. Nothing in this Agreement prohibits Area Representative from owning an Individual RezCity.com Franchised Business or REZcity Plus Franchised Business as long as all of the requirements for owning an Individual RezCity.com Franchised Business or REZcity Plus Franchise Business are met. Should Area Representative receive Franchisor's approval to develop and operate one (1) or more RezCity.com Individual Franchised Businesses in the Development Territory, such development shall be commenced only upon Franchisor's prior written approval and Area Representative shall pay to Franchisor the then-current Individual Franchise Fee for each such additional franchise, in addition to the Development Fee as provided in Paragraph III.A. of this Agreement.

         C     The  Area  Representative   acknowledges  and  agrees  that  a
material provision of this Agreement is that the following number of Individual Franchisees must be opened and continuously operating in the Development
Territory during the term of this Agreement in accordance with the following Development Schedule ("Development Schedule"):



         As an Area Representative, you will, in turn, receive 40% of the initial Franchise Fee ("Sales Commission") paid by each Individual Franchisee in your Development Territory within 30 days after such Fees are received by Franchisor.

         In addition, Area Representative will receive a 10% commission on the net revenue earned on billings from the sale of Products and Services and other Internet advertising including REZcity Plus auction sales which occurs within the Development Territory excluding revenues that the franchisee earns from the on-line travel agency located on the local portal.

              Under  the  terms  of  the  Area  Representative   Agreement,  the
Development Fee is fully earned and non-refundable under any circumstances.

         Except as stated above, the initial fees are uniform to all franchisees under this offering.


------------------------------------ -------------------------------------- --------------------------------------
                                         Number of Franchises                     Cumulative Number of
                                      Required to be Opened and                  Franchises Required to be
                                      Continuously Operating for                 Opened and  Continuously
                                      Business in the Development               Operating for Business in the
               Year                    Territory during the Year                  Development Territory
------------------------------------ -------------------------------------- --------------------------------------
           After the 3rd             20% of the Towns must be sold          20% of the  towns  sold or 20% of the
                                     or  20% of the  total  franchise  fee  total   franchise  fee  potential  as
                                     potential   as   described   in   the  described  in  the  addendum  of  the
                                     addendum of the agreement              agreement
------------------------------------ -------------------------------------- --------------------------------------

                                       4




------------------------------------ -------------------------------------- --------------------------------------
                                         Number of Franchises                     Cumulative Number of
                                      Required to be Opened and                  Franchises Required to be
                                      Continuously Operating for                 Opened and  Continuously
                                      Business in the Development               Operating for Business in the
               Year                    Territory during the Year                  Development Territory
------------------------------------ -------------------------------------- --------------------------------------
           After the 5th             20% of the Towns must be sold          40% of the Towns must be sold
                                     or revenue earned                      or revenue earned
------------------------------------ -------------------------------------- --------------------------------------
           After the 10th            20% of the Towns must be sold or       60% of the towns must be sold or
                                     20% of the total franchise fee         60% of the total  franchise  fee
                                     potential as described in  the         potential as  described  in  the
                                     agreement                              agreement
------------------------------------ -------------------------------------- --------------------------------------

         The year period shall be determined from the date of this Agreement, so that the first year of the development schedule set forth above shall be twelve
(12) months from the date this Agreement is executed.

         D. The Area Representative represents that it has conducted its own independent investigation and analysis of the prospects for the establishment of Individual Franchises and REZcity Plus Franchises within the Development Territory, approves of the foregoing development schedule as being reasonable and viable and recognizes that failure to achieve the results described in the foregoing Development Schedule constitutes a material breach of this Agreement, and in that event, Franchisor shall have the right to terminate this Agreement as provided herein. Termination of this Agreement as a result of the Area Representative's failure to meet the Development Schedule set forth above shall not affect the Individual Franchise Agreements of the franchisees who are operating Individual Franchises in the Development Territory; however, upon termination, all rights granted to the Area Representative under this Agreement shall forthwith revert to Franchisor.

IV.      TERM
         ----

         This Agreement shall be effective and binding from the date of its execution, and the term of this license shall continue for ten (10) years thereafter, unless sooner terminated as herein provided. At the end of said term, Area Representative may renew its license for one successive term of ten
(10) years as a Area Representative:

         A. At least sixty (60)days prior to expiration of the term, executes the form of Area Representative Agreement then in use by Franchisor, which agreement may contain terms materially different from those in this Agreement; provided that Area Representative shall not be required to pay a new Development Fee and the Development Territory will not be altered;

         B. Has substantially complied with all provisions of this Agreement during the initial term, including the payment on a timely basis of all fees due;

         C.    I s not  in  default  or under  notification   of breach of  this
Agreement at the time it gives notice of intent to renew;

         D. Executes a general release, in a form satisfactory to Franchisor, of any and all claims against Franchisor and its affiliates, and their respective shareholders, officers, directors, employees, and agents, arising out of or relating to this Agreement; and

         E.    Has agreed on a new Development Schedule for the additional term.

V.       PAYMENTS TO AREA REPRESENTATIVE
         -------------------------------

         A. During the term of this Agreement, Area Representative shall be paid a commission, as set forth in this Section, based on a percentage of initial franchise fees paid by Individual or REZcity Plus Franchisees for the purchase of Individual Franchises or REZcity Plus Franchises("Sales Services Commission") to be located within the Development Territory, subject to fulfillment of the following conditions:

               1. Individual and REZcity Plus Franchisee executes a Franchise Agreement with Franchisor, and an initial franchise fee has been paid to and actually received by Franchisor (Franchisor shall not be deemed to have received any fees paid into escrow, if applicable, until such fees actually have been remitted to Franchisor);

               2. The sale for which the initial franchise fee has been paid is not a resale of any existing Individual or REZcity Plus Franchise or any interest in such a business; and

               3. Area Representative has complied with all of its other obligations under this Agreement with respect to such sale and has verified the same to Franchisor in writing in a form prescribed by Franchisor; provided, however, that Area Representative shall not be entitled to any Sales Services Commission with respect to any Individual or REZcity Plus Franchises established in the Development Territory in connection with which Area Representative performed no sales services.

         B. Franchise Sales Commissions shall be an amount equal to forty percent (40%) of the total initial franchise fees paid to Franchisor and will be payable to Area Representative within twenty (20) days after the franchise sales conditions have been fulfilled. Area Representative shall not receive any Sales Services Commissions for any businesses owned and operated by Franchisor or its affiliates or designees in the Development Territory, if any.

         C. If, during the term of this Agreement, an Individual or REZcity Plus Franchisee located within the Development Territory or an interest in the business is resold to a different franchisee and the sale results in the execution of a Franchise Agreement and the payment of a transfer fee, then Area Representative will not be paid a commission.

         D. Franchisor shall pay to Area Representative, within twenty (20) days after the end of each period determined by Franchisor, a ten percent (10%) commission for the sale of each Product Services, eBAY Product Auctions, and other Internet advertising services actually received by Franchisor from each Individual and REZcity Plus Franchisee, Sales Consultant or directly from the end user located in the Development Territory during the applicable period pursuant to their Franchise Agreement ("Sales Commissions") excluding online travel agency sales.

         Notwithstanding the foregoing:

               1. If Area Representative has failed to conduct the periodic inspections described in Paragraph VII.E.13. and to file a written report or failed to perform, in any material respect, with respect to one (1) or more Individual or REZcity Plus Franchisees located in the Development Territory, the other services described in Section VII. be provided to Franchisees located in the Development Territory during any applicable month, Area Representative shall not be entitled to receive commissions based upon sales of Services with respect to such Franchisees for the period during which reports or services were not provided.

               2. Area Representative shall not be entitled to share in or receive any Sales Commissions paid to Franchisor by Franchisees in the Development Territory prior to the time Area Representative completes the initial Area Representative training program and commences full performance of the services of Area Representative.

               3. Area Representative shall not be entitled to share in or receive any Sales Commissions paid to Franchisor by Franchisees that would otherwise be payable by any Franchisor owned business from any business in the Development Territory that was opened or operated under a Franchise Agreement entered into prior to the effective date of this Agreement.

         E. All payments under this Paragraph shall immediately and permanently cease after the expiration or termination of this Agreement, although Area Representative shall receive all amounts which have accrued to Area Representative as of the effective date of expiration or termination.

         F. Franchisor's payments to Area Representative shall be based on amounts actually collected from Individual and REZcity Plus Franchisees, not on payments accrued, due or owing. In the event of termination of a Franchise Agreement for an Individual or REZcity Plus Franchise within the Development Territory under circumstances entitling Franchisee to the return of all or part of the initial franchise fee or other fees (or in the event that Franchisor becomes legally obligated or decides to return part or all of the initial franchise fee or other fees), Franchisor may deduct the portion of the amount to be returned to Franchisee in the same proportion as Area Representative shared in the initial franchise fee or other fees from any future amounts owed Area Representative. Franchisor shall apply any payments received from an Individual or REZcity Plus Franchisee to any past due indebtedness of that Individual or REZcity Plus Franchisee for purchases from Franchisor or its affiliates, interest or any other indebtedness of that Individual Franchisee to Franchisor or its affiliates. To the extent that such payments are applied to an Individual Franchisee's overdue payments, Area Representative shall be entitled to its pro rata share of such payments, less its pro rata share of the costs of collection paid to third parties.

         G. Area Representative shall not be allowed to set off amounts owed to Franchisor for fees or other amounts due under this Agreement against any monies owed to Area Representative by Franchisor, which right of set off is hereby expressly waived by Area Representative. Franchisor shall be allowed to set off against amounts owed to Area Representatives for commissions or other amounts due under this Agreement any monies owed to Franchisor by Area Representative, including setting off amounts owed to Area Representative against monies owed to Franchisor for commissions on sales services which were paid to Area Representative before a Franchisee failed to successfully complete Franchisor's initial training program.

         H. Area Representative recognizes that from time to time hereafter, Franchisor may change or modify the System including, without limitation, the adoption and use of new or modified Marks or copyrighted materials, new computer hardware and software, equipment or new techniques and that Area Representative will accept and use for the purpose of this Agreement any such changes in the System as if they were part of this Agreement at the time of execution hereof. Area Representative will make such expenditures as such changes or modifications in the System may reasonably require. Area Representative shall not change the System in any way without written permission of Franchisor.

         I. Franchisor or Franchisor's representative shall make periodic visits to the Franchised Business for an additional fee of $150 per day and all travel expenses for the purposes of consultation, assistance and guidance of Area Representative in various aspects of the operation and management of the Franchised Business. Franchisor and Franchisor's representatives who visit the Franchised Business may prepare, for the benefit of both Franchisor and Area Representative, written reports with respect to such visits outlining any suggested changes or improvements in the operations of the Franchised Business and detailing any defaults in such operations which become evident as a result of any such visit. A copy of any such written report may be provided to Area Representative.

VI.               TRAINING AND OPERATING ASSISTANCE
                  ---------------------------------

         A. Franchisor shall make training available to Area Representative, who shall successfully complete such training and familiarization course conducted. Said training program shall cover aspects of the sale and operation of RezCity.com Franchised Business, and of the RezCity.com Area Representative franchise and conducted in three (3) phases ("Phase[s] I - III"):

         PhaseI This Phase is a self-study course lasting several days depending upon Area Representative's technical background and time spent each day reviewing materials.. Area Representative must pass a proficiency examination over the Internet via an online tutorial program to successfully complete Phase I.

         PhaseII This Phase lasts three (3) business days and Area Developers must attend a mandatory training at REZcity.com's corporate headquarters in Englewood Cliffs, NJ or at another location Franchisor designates. Area Developers will learn about the REZcity Franchise Program, The REZcity Plus Franchise Program, how to sell the franchise and how to support franchises once they are operational in the chosen territory.

         PhaseIII Prior to beginning operation, Franchisor shall provide Area Representative with counseling and offer its experience and knowledge on pertinent issues Area Representative has in setting up the Area Representative Franchise. Franchisor shall be available during normal business hours and can be reached by fax, telephone and/or the Internet.

         All expenses of attendance at such program by Area Representative and its employees including, without limitation, travel, and room and board expenses, shall be the sole responsibility of Area Representative.

         B. Franchisor will make available a telephone line which Area Representative may use to communicate with Franchisor during normal business hours to request advice regarding sales matters, business or technical issues.

         C. Franchisor may provide and may require that previously trained and experienced area representatives or their managers or employees attend and successfully complete refresher training programs or seminars; provided, however, that attendance will not be required at more than two (2) such programs in any calendar year.

         D. Franchisor will loan to Area Representative during the term of the franchise one (1) copy of the Confidential Operations Manual ("Confidential Operations Manual" or "Manual") containing mandatory and suggested specifications, standards, operating procedures and rules prescribed from time to time by Franchisor for Individual Franchises which shall also include a module and information relative to the Area Representative. The Confidential Operations Manual contains proprietary information of Franchisor and shall be kept confidential by Area Representative both during the term of the Franchise and subsequent to the expiration or termination of the Area Representative Agreement. Franchisor shall have the right to add to and otherwise modify the Confidential Operations Manual from time to time to reflect changes in the specifications, standards, operating procedures and rules prescribed by Franchisor, provided that no such addition or modification shall alter Area Representative's fundamental status and rights under this Agreement.

         E. The Confidential Operations Manual shall at all times remain the sole property of Franchisor and shall promptly ("promptly" herein defined as within fifteen [15] days) be returned upon the expiration or other termination of this Agreement.

         F. Area Representative shall at all times insure that its copy of the Confidential Operations Manual is kept current and up-to-date, and in the event of any dispute as to the contents of the Confidential Operations Manual, the terms of the master copy of the Confidential Operations Manual maintained by Franchisor at Franchisor's home office shall be controlling.

VII.           AREA REPRESENTATIVE'S OBLIGATIONS
               ---------------------------------

         A. Within two (2) months from the date of this Agreement, or as otherwise approved in writing by Franchisor, Area Representative, at its option, shall have acquired and taken occupancy of an office premises ("Premises") within the Development Territory. If approved by Franchisor, the Premises may be an office located in Area Representative's principal residence. Additionally, Area Representative shall have by such time acquired a business telephone and hired such staff as may be reasonably necessary to operate the business.

         B. Area Representative shall solicit and identify prospective Franchisees for RezCity.com Franchised Businesses to be located within the Development Territory. Area Representative will submit completed forms and reports to Franchisor as prescribed by Franchisor from time to time, including applications and other pre-opening assistance forms and reports related to prospective franchisees' personal qualifications and evaluations.

         C. In accordance with Area Representative's obligation to provide the initial training and support services in the Development Territory, Area Representative covenants and agrees as follows:

               1. The Area Representative shall provide the training, services, supervision and assistance for all Franchised
                    Business in the Development Territory in strict compliance with the terms of the Franchise Agreement signed by each Individual and REZcity Plus Franchisee in the Development Territory. The Area Representative is required to set-up the site for initial training of each new franchisee that is sold in their territory and will follow our training procedures as to the day to day items to be covered. It is agreed that in the early stages of development we will allow the Area Representative to send the Franchisee to REZcity.com's corporate headquarters training sessions, either online or in New Jersey. It is up to us to decide when the Area Representative should start doing training within development territory.
               2. The Area Representative shall, at all times during the term of this Agreement, require each Individual and REZcity Plus Franchisee within the Development Territory to be developed, operated and managed in accordance with Franchisor's Manuals and the terms of the Franchise Agreement signed by each Individual and REZcity Plus Franchisee in the Development Territory.

               3.   The  Area   Representative   shall  keep  accurate   records
                    concerning all transactions and communications between Franchisor, the Area Representative and all Individual and REZcity Plus Franchisees relating to the operation of the franchises in the Development Territory, and Franchisor's duly authorized representative shall have the right to examine and copy all such records during reasonable business hours. All such records shall be maintained and made available to Franchisor for at least five (5) years after expiration or termination of this Agreement.

               4. On or before the fifteenth (15th) of each month, the Area Representative shall furnish Franchisor with monthly written reports regarding the operation of the RezCity.com
                    Franchised Businesses located within the Development Territory in the form and manner prescribed by Franchisor in writing.

               5. The Area Representative will make any changes specified by Franchisor to the Manuals, technical data, System, signs, advertising materials and the Franchise Agreement upon receiving written notice from Franchisor. No changes to these materials may be made by the Area Representative without the prior written approval of Franchisor. No changes to these materials may be made by the Area Representative without the prior written approval of Franchisor, which may be withheld by Franchisor in its sole discretion. Franchisor will make any necessary changes or suggest changes to Area Representative who will not bear any expense.

               6. Franchisor shall have the right to: (i) approve all Internet advertising and use of the Services and other services to be offered for sale by the Area Representative and its franchisees; (ii) determine and approve standards of quality for all services and Internet advertising sold by the Area Representative and its franchisees. All such approvals must be in writing by Franchisor.

               7. Area Representative shall provide guidance in implementing advertising and marketing programs, operating and sales procedures, and bookkeeping and accounting programs for Individual and REZcity Plus Franchisees.

               8. Upon the reasonable request of an Individual or REZcity Plus Franchisee, Area Representative shall provide telephone consultation regarding the continuing operation and management of the Franchised Business and advice regarding advertising services, product quality control and customer relations issues.

               9. Area Representative shall provide advice and assistance to Individual and REZcity Plus Franchisees in connection with developing and improving the Franchised Business.

               10. Area Representative shall provide access to advertising and promotional materials developed by Franchisor from time to time.

               11. Area Representative shall, at Franchisor's written request, establish an advertising cooperative for all Individual and REZcity Plus Franchises located in the Development Territory using forms and procedures supplied by Franchisor.

               12. Area Representative shall ascertain through field audits, review and inspections that each Individual Franchisee in the Development Territory has complied satisfactorily with all of the terms and conditions of the Franchise Agreement, specifications, standards, operating procedures, and the Franchisee's Manual and shall promptly notify Franchisee, in writing, with a copy and evaluation report to Franchisor of any deficiencies; provided, however Area Representative understands and acknowledges that its inspections and reports are advisory only and that Franchisor shall have (i) all of the rights to inspect and ascertain compliance of all Individual Franchisees as if this Agreement were not in effect; (ii) the sole right to send notices of default to Individual Franchisees; (iii) the sole right to terminate an Individual Franchise Agreement for failure to cure such defaults (if an opportunity to cure is granted); and (iv) the sole right to take any legal action with respect to any violation of a Franchise Agreement. If Area Representative believes that any Individual or REZcity Plus Franchisee in the Development Territory has breached a Franchise Agreement with Franchisor, Area Representative shall document in writing all facts related to the alleged breach and request in writing that Franchisor investigate such alleged breach. If, as a result of Franchisor's investigation, Franchisor determines that there is a breach by Individual or REZcity Plus Franchisee of its Franchise Agreement with Franchisor, Franchisor may take such action as it deems appropriate.

               13. Area Representative acknowledges that it is being delegated certain responsibilities of Franchisor under the Franchise Agreement to Franchisees in the Development Territory. The responsibilities to Franchisees are to be performed by Area Representative as described in this Agreement or as set forth in the Manual or other reasonable standards and specifications provided by Franchisor from time to time, and the responsibilities to Franchisees will not materially change during the term of this Agreement. In providing services to Franchisees of Franchised Businesses located in the Development Territory, Area Representative shall in all respects comply with the terms and conditions of any Franchise Agreement or other agreement in effect between Franchisee and Franchisor. Area Representative understands, however, that its rights as an Area Representative are only by virtue of this Agreement and that it is not in any manner a party, third party beneficiary, or holder of any other right or title to or interest in any Franchise Agreement. Similarly, no Individual or REZcity Plus Franchisee is a third party beneficiary of this Agreement of any other agreement between Franchisor and Area Representative. Area Representative agrees that it may not under any circumstances sell any products, services or other items to, or collect any money for any reason from, Franchisees without Franchisor's prior written consent.

         D.    Area  Representative  shall at  all times give prompt,  courteous and efficient service to Individual and REZcity Plus Franchisees in the Development Territory. Area Representative shall, in all dealings with franchisees, prospective franchisees, and the public, adhere to the highest standards of honesty, integrity, fair dealing and ethical conduct.

         E. Area Representative shall secure and maintain in force all required licenses, permits and certificates relating to Area Representative's activities under this Agreement and operate in full compliance with all applicable laws, ordinances and regulations. Area Representative acknowledges being advised that many jurisdictions have enacted laws concerning the advertising, sale, renewal, and termination of, and continuing relationship between parties to, a franchise agreement, including, without limitation, laws concerning disclosure requirements. Area Representative agrees promptly to become aware of, and to comply with, all such laws and legal requirements in force in the Development Territory and to utilize only Offering Circulars that Franchisor has approved for use in the applicable jurisdiction.

         F. Area Representative shall notify Franchisor in writing within five (5) days after the commencement of any action, suit, arbitration, proceeding, or investigation, or the issuance of any order, writ, injunction, award, or decree, by any court, agency, or other governmental agency which concerns the operation or financial condition of Area Representative's franchise, or any Individual or REZcity Plus Franchisee in the Development Territory.

         G. Area Representative's business shall at all times be under the direct, day-to-day, full-time supervision of Area Representative (or, if Area Representative is a partnership, corporation, or limited liability company, a holder of a legal and beneficial interest greater than fifty percent [50%] in the Area Representative entity).

         H. Area Representatives, shall contribute monthly an amount equal to FIVE HUNDRED DOLLARS ($500.00) to an advertising fund for the purpose of developing franchise leads. All funds will be deposited into a segregated account. This sum will be directed toward solicitation of new franchisees from national promotions, advertising or other media. Area Representative may obtain an accounting at year end, upon request. In addition to the above amount, Franchisor reserves the right to require Area Representative to participate, at Area Representative's expense, in a maximum of two (2) trade shows each year, such trade shows to be selected by Franchisor. Area Representative agrees to list its business telephone numbers in the white pages and in the yellow or classified telephone directories distributed in the Development Territory.

         I.    With  respect  to  any  promotional   materials  or  advertising
permitted hereunder, Area Representative shall not use in advertising or any other form of promotion, the copyrighted materials, trademarks, copyrights, service marks or commercial symbols of Franchisor without appropriate (C) or (R) registration marks or the designations TM or SM where applicable.

VIII.          USE OF SYSTEM AND MARKS
               -----------------------

         A. Area Representative acknowledges that the name "RezCity.com," "REZconnect.com," "HaggleWithUs.com" and the Marks licensed hereunder are owned by Franchisor and Area Representative further acknowledges that valuable goodwill is attached to such trade names, trademarks and service marks and that Area Representative will use same only in the manner and to the extent specified by this Agreement.

         B. Area Representative acknowledges, and will not contest, Franchisor's or any affiliate's exclusive ownership and rights to each and every aspect of the System. Area Representative's right to market the System and establish RezCity.com Individual and REZcity Plus Franchised Businesses is specifically limited to the Development Territory, and is subject to the supervision and control of Franchisor as provided herein. Said right shall terminate upon the expiration or termination of this Agreement.

         C. Area Representative acknowledges that Franchisor's Marks constitute a significant aspect of the System. Without Franchisor's written approval, Area Representative agrees that such Marks will not be used as the name, or part of any name, of any corporation, partnership or any entity of proprietorship under which Area Representative, or any Individual or REZcity Plus Franchisees within the Development Territory, transacts any business. Area Representative's use of the Marks are subject to the control and approval of Franchisor in every other respect.

         D. If a claim is asserted by others of a prior use of the Marks with respect to a similar business within the Development Territory, Franchisor may require Area Representative to participate in the defense of such claims, at Franchisor's expense. Area Representative shall give written notice to Franchisor within five (5) days of acquiring knowledge concerning the use by others within the Development Territory of the same or confusingly similar names and Marks.

         E. If Franchisor at any time,in its sole discretion, determines that it is advisable for Area Representative and/or Individual or REZcity Plus Franchisees to modify or discontinue use of any Marks, and/or use one or more additional or substantive trade names, trademarks, service marks or other commercial symbols, Area Representative agrees to comply therewith within a reasonable time after notice thereof by Franchisor, and further, Area Representative agrees to utilize best efforts to cause the Individual Franchisees within the Development Territory to comply likewise.

         F. Area Representative shall not establish a Website on the Internet using any domain name containing the words "RezCity.com" or any variation thereof without prior written consent from Franchisor. Franchisor retains the sole right to advertise on the Internet and create a Website using the "RezCity.com" domain name. Area Representative acknowledges that Franchisor is the owner of all right, title and interest in and to such domain names as Franchisor shall designate in the Manual. Franchisor retains the right to pre-approve Area Representative's use of linking and framing between Area Representative's Web pages and all other Websites. If requested by Franchisor, Area Representative shall, within five (5) days, dismantle any frames and links between Area Representative's Web pages and any other Websites.

         G. Franchisor possesses certain proprietary confidential information consisting of methods, techniques, formats, specifications, procedures, information, systems, methods of business management, sales and promotion techniques, and knowledge of and experience in operating a Franchised Business (the "Confidential Information"). Franchisor shall disclose the Confidential Information in the training program, the Manual, and in guidance furnished to Area Representative during this Agreement's term. Area Representative shall not acquire any interest in the Confidential Information, other than the right to utilize it in performing its duties during the term of this Agreement, and Area Representative acknowledges that the use or duplication of the Confidential Information in any other business venture would constitute an unfair method of competition. Area Representative acknowledges and agrees that the Confidential Information is proprietary, includes Franchisor's trade secrets, and is disclosed to Area Representative solely on the condition that Area Representative (and its shareholders, partners, members and managers, if Area Representative is a corporation, partnership or limited liability company) does hereby agree that it: (a) shall not use the Confidential Information in any other business or capacity; (b) shall maintain the absolute confidentiality of the Confidential Information during and after the term of this Agreement; (c) shall not make unauthorized copies of any portion of the Confidential Information disclosed in written or other tangible form; and (d) shall adopt and implement all reasonable procedures prescribed from time to time by Franchisor to prevent unauthorized use or disclosure of the Confidential Information. All ideas, concepts, techniques or materials concerning the Franchised Business, whether or not protectable intellectual property and whether created by or for Area Representative or its owners or employees, must be promptly disclosed to Franchisor and will be deemed Franchisor's sole and exclusive property, part of the System and works made-for-hire for Franchisor. To the extent any item does not qualify as a "work made-for-hire" for Franchisor, Area Representative shall assign ownership of that item, and all related rights to that item, to Franchisor and must sign whatever assignment or other documents Franchisor requests to show ownership or to help Franchisor obtain intellectual property rights in the item.

IX.            RELATIONSHIP OF THE PARTIES
               ---------------------------

         A. The appointment of Area Representative pursuant to this Agreement does not make Area Representative a general agent or employee of Franchisor. Area Representative shall not have the right to bind Franchisor, to transact any business, or make any promises or representations on behalf of Franchisor, except as herein expressly provided in this Agreement. Area Representative shall at all times represent itself to third parties only as an independent contractor who has been appointed and licensed as a Area Representative. Neither this

Agreement nor the relationship between the parties hereto shall constitute a partnership or a joint venture between Area Representative and Franchisor.

         B. Area Representative covenants and agrees to indemnify and hold Franchisor harmless against and from any and all claims, demands, judgments, damages, suits, losses, penalties, expenses, costs, settlements and liabilities of any kind or nature (including reasonable attorneys' fees) arising or resulting from any default in the observance, performance or breach of any representation, warranty, covenant or agreement made by Area Representative, or required to be performed under this Agreement. The indemnification issued from Area Representative to Franchisor will provide the same protection as the Franchisor to the Area Representative.

         C. Area Representative covenants and agrees to indemnify and hold Franchisor harmless against and from any and all claims, demands, judgments, damages suits, losses, penalties, expenses, costs, settlements and liabilities of any kind or nature (including reasonable attorneys' fees) resulting from this Agreement when the action that occurs was created by the Area Representative and not authorized by the Franchisor.

         D. Area Representative further covenants and agrees to indemnify and hold Franchisor harmless from and against any and all claims, demands, judgments, damages, suits, losses, penalties, expenses, costs, settlements and liabilities of any kind or nature (including reasonable attorneys' fees) arising or resulting from the Area Representative's dealings with prospective, existing or former Individual Franchisees within the Development Territory including, but not limited to, all lawsuits or other proceedings involving the Area Representative and one (1) or more of its franchisees in which Franchisor is a named party.

         E.    Area Representative  will pay all costs and  expenses,  including reasonable attorneys' fees, incurred by Franchisor in enforcing any term, condition or provision of this Agreement or in seeking to enjoin any violation of this Agreement by the Area Representative. In the event the Area Representative decides to take action via Arbitration the Area Representative will be responsible for all costs and if Franchisor takes action against Area Representative Franchisor will be responsible for all costs.

         F. The indemnification and other obligations contained herein shall continue in full force and effort subsequent to and notwithstanding the expiration or termination of this Agreement.

X.             INSURANCE
               ---------

         A. Area Representative shall procure at its expense and maintain in full force and effect during the term of this Agreement, an insurance policy or policies protecting Area Representative and Franchisor, its officers, directors, partners and employees, against any loss, liability, personal injury, death, property damage or expense whatsoever arising or occurring upon or in connection with Area Representative's business, as Franchisor may reasonably require for its own and Area Representative's protection. Franchisor shall be named an Additional Named Insured in such policy or policies.

         B. Such policy or policies shall be written by an insurance company licensed in the state in which Area Representative operates and having at least an "A" Rating Classification as indicated in A.M. Best's Key Rating Guide in accordance with standards and specifications set forth in the Manual or otherwise in writing, and shall include, at a minimum (except as different coverage and policy limits may reasonably be specified for all franchisees from time to time by Franchisor in the Manual or otherwise in writing), the following:

               1. "All Risks" or "Special Form" coverage insurance on all furniture, fixtures, equipment, supplies and other property used in the operation of the Franchised Business (which coverage will include flood and/or earthquake coverage, where there are known exposures to either peril, and theft insurance) for full repair as well as replacement value of the equipment, improvements and betterments, except that an appropriate deductible clause not to exceed ONE THOUSAND DOLLARS ($1,000.00) will be permitted.

               2. Workers' Compensation and Employer's Liability insurance as well as any other insurance required by statute or rule of the state or county in which the Franchised Business is located and operated.

               3. Comprehensive General Liability insurance, including a per premises aggregate with the following coverage: broad form contractual liability; personal injury; medical payments and fire damage liability; insuring Company and you against all claims, suits, obligations, liabilities and damages, including attorneys' fees, based upon or arising out of actual or alleged personal injuries or property damage resulting from or occurring in the course of, or on about or otherwise concerning the Franchised Business, including General Aggregate coverage in the following limits:

                                                                  Minimum Limits
         Recommended Coverage                                      of Coverage
         --------------------                                      -----------

         General Aggregate..............................................$500,000
         Personal Injury................................................$500,000
         Each Occurrence................................................$500,000
         Fire Damage (any one fire)......................................$50,000
         Medical Expense (any one person).................................$5,000
         Automobile Liability Insurance (including owned, hired
            and non-owned coverage).....................................$500,000

         Also, you must maintain such insurance and types of coverage as Company may require.

Area Representative can also purchase an Error and Omissions policy from Franchisor at the price of $75.00 per year, based upon Franchisor's current contract.

         C. The insurance afforded by the policy or policies respecting liability shall not be limited in any way by reason of any insurance which may be maintained by Franchisor. Within ninety (90) days of the signing of this Agreement, an Accord Form Certificate of Insurance showing compliance with the foregoing requirements shall be furnished by Area Representative to Franchisor for approval. Such certificate shall state that said policy or policies shall not be canceled or altered without at least thirty (30) days' prior written notice to Franchisor and shall reflect proof of payment of premiums. Maintenance of such insurance and the performance by Area Representative of the obligations under this Paragraph shall not relieve Area Representative of liability under the indemnity provision set forth in this Agreement. Minimum limits as required above may be modified from time to time, as conditions require, by written notice to Area Representative.

         D. Should Area Representative, for any reason, not procure and maintain such insurance coverage as required by this Agreement, Franchisor shall have the right and authority (without, however, any obligation to do so) immediately to procure such insurance coverage and to charge same to Area Representative, which charges, together with a reasonable fee for expenses incurred by Franchisor in connection with such procurement, shall be payable by Area Representative immediately upon notice.

XI.            TRANSFERABILITY OF INTEREST
               ---------------------------

         A. This Agreement and all rights hereunder can be assigned and transferred by Franchisor and, if so, shall be binding upon and inure to the benefit of Franchisor's successors and assigns.

         B. If Area Representative is in full compliance with this Agreement, Area Representative may transfer this Agreement with Franchisor's prior written approval, which approval shall not be unreasonably withheld, to a corporation or other entity of which Area Representative owns not less than two-thirds (2/3) of the ownership interest. The transfer fee described in Paragraph XI.E. will be waived by Franchisor, and all owners of such entity must sign a Guaranty and Assumption of Obligations attached as Exhibit B.

         C. In the event of the death or permanent disability of the Area Representative (if the Area Representative is an individual or a holder of a legal or beneficial interest of fifty percent (50%) or more in the Area Representative entity), then this Agreement may be assigned, transferred or bequeathed by the Area Representative or a personal representative to any person or beneficiary. However, the assignment of this Agreement to the transferee, assignee or beneficiary shall not be valid or effective until Franchisor has received the properly executed legal documents which its legal counsel deems necessary to properly and legally document the transfer, assignment or bequest of this Agreement, and until the transferee, assignee or beneficiary agrees to be unconditionally bound by the terms and conditions of this Agreement and to personally guarantee the performance of the Area Representative's obligations under this Agreement. Such disposition shall be completed within a reasonable time, not to exceed one hundred eighty (180) days from the date of death or permanent disability and shall be subject to all terms and conditions applicable to transfers contained in this Section.

         D. Franchisor shall not unreasonably withhold its consent to any transfer of an interest in the Area Representative or in this Agreement, providing the Area Representative complies with the following conditions:

               1. The transferee(s) shall be of good moral character and reputation and shall have a good credit rating and competent business qualifications reasonably acceptable to Franchisor. Area Representative shall provide Franchisor with such information as Franchisor may require to make such determination concerning each such proposed transferee(s).

               2. The transferee(s) or such other individual(s) as shall be the actual manager of the franchise shall have successfully completed and passed the training course then in effect for Area Representatives, or otherwise demonstrated to Franchisor's satisfaction, sufficient ability to operate the Area Representative's Business being transferred.

               3. Area Representative, prior to the transfer, shall execute a general release, in a form prescribed by Franchisor, of any and all claims against Franchisor and its subsidiaries and affiliates, and their respective officers, directors, agents and employees, except such claims as are not permitted to be waived under applicable law.

               4. All accrued money obligations of Area Representative to Franchisor, its subsidiaries, affiliates or assignees, shall be satisfied prior to assignment or transfer, and Area Representative shall not be in default under the terms of this Agreement.

               5. Area Representative has executed a written agreement in a form satisfactory to Franchisor, in which the Area Representative covenants to remain primarily liable under this Agreement and to observe all applicable post-term obligations and covenants contained in this Agreement.

               6. The transferee Area Representative agrees to be personally liable to discharge all of the Area Representative's obligations under this Agreement, and shall enter into a written agreement in a form satisfactory to Franchisor assuming and agreeing to discharge all of the Area Representative's obligations and covenants under this Agreement.

               7. The transferee Area Representative shall execute, upon Franchisor's request, and cause all parties having a legal or beneficial interest in the transferee Area Representative to execute, the then-current standard Area Representative Agreement for a term ending with the term of this Agreement, and such other ancillary agreements as Franchisor may require for the Franchised Business. The transferee Area Representative shall not be required to pay a Development Fee; however, the transferee Area Representative shall be required to pay any additional fees not provided for in this Agreement but which are required to be paid to Franchisor by other Area Representatives pursuant to the terms of the then-current standard Area Representative Agreement.

         E. The transferee Area Representative or transferor Area Representative shall have paid to Franchisor a transfer fee equal to twenty (20%) percent of the then current minimum Area Representative fee being paid, for the training, supervision, administrative costs, overhead, attorneys' fees, accounting and other Franchisor expenses in connection with the transfer. This transfer fee does not apply to an assignment of interest to a corporation or limited liability company under Paragraph XI.B. of this Agreement.

         F. Should Area Representative, at a future date, desire to make either a public or a private offering of its securities, prior to such offering and sale, and prior to the public release of any statements, data or other information of any kind relating to the proposed offering of Area Representative's securities, Area Representative shall secure the written approval of Franchisor, which approval shall not be unreasonably withheld. Area Representative shall secure Franchisor's prior written approval of any and all press releases, news releases and any and all other publicity, the primary purpose of which is in the public interest in its offering. Only after written approval has been given by Franchisor may Area Representative proceed to file, publish, issue, and release and make public any said data, material and information regarding its securities offering or the Franchised Businesses. It is specifically understood that any review by Franchisor is solely for its own information, and its approval shall not constitute any kind of authorization, acceptance, agreement, endorsement approval or ratification of same, either expressly or implied; and Area Representative shall make no oral or written notice of any kind whatsoever indicating or implying that Franchisor and/or related corporations or persons have any interest in the relationship whatsoever to the proposed offering other than acting as Franchisor. Area Representative agrees to indemnify and hold harmless Franchisor and its subsidiaries and their owners, directors, officers, employees, successors and assigns, from all claims, demands, costs, fees, charges, liability or expense (including attorneys' fees) of any kind whatsoever arising from Area Representative's offering or information published or communicated in actions taken with regard thereto.

         G. In the event Area Representative (or, if applicable, an owner) wishes to sell, transfer, gift, assign, or otherwise dispose of any interest in this Agreement, a controlling interest in the Area Representative entity, or all or a substantial portion of the assets of the business, Area Representative agrees to grant to Franchisor a thirty (30) day right of first refusal to purchase such rights, interest, or assets on the same terms and conditions as are contained in the written offer to purchase submitted to Area Representative by a bona fide proposed purchaser; provided, however, the following additional terms and conditions shall apply:

               1. Area Representative shall notify Franchisor of such offer by sending a written notice to Franchisor enclosing a copy of the written offer signed by the bona fide proposed purchaser;

               2. The thirty (30) day right of first refusal period will run concurrently with the period in which Franchisor has to approve or disapprove the proposed transferee;

               3. Such right of first refusal arises for each proposed transfer, and any material change in the terms or conditions of the proposed transfer, even if to the same bona fide proposed purchaser, shall be deemed a separate offer for which a new thirty (30) day right of first refusal shall be given to Franchisor;

               4. If the consideration or manner of payment offered by a third party is such that Franchisor could not reasonably be expected to furnish the same, then Franchisor may purchase the interest which is proposed to be sold for the reasonable cash equivalent. If the parties cannot agree within a reasonable time on the cash consideration, an independent appraiser shall be designated by Franchisor, whose determination will be binding upon the parties. All expenses of the appraiser shall be paid for equally by Franchisor and Area Representative; and

               5. If Franchisor chooses not to exercise its right of first refusal, Franchisee shall be free to complete the sale, transfer, or assignment, subject to compliance with this Section. Absence of a reply to Area Representative's notice of a proposed sale within the thirty (30) day period is deemed a waiver of such right of first refusal but not a waiver of the required compliance with this Section.

XII.           RESTRICTIONS CONCERNING COMPETITIVE BUSINESSES
               ----------------------------------------------

         A. During the term of this Agreement, no holder of a legal or beneficial interest in Area Representative shall, without the express written consent of Franchisor, directly or indirectly, own, operate, have any interest in, or be connected with any other business within the Development Territory or in any business specializing in providing Internet advertising services or other services the same as or similar to those sold or provided in the System. The restriction excludes the travel business.

         B. Area Representative specifically acknowledges that, pursuant to this Agreement, Area Representative will receive valuable training and confidential information including, without limitation, information regarding the promotional, operational, sales, and marketing methods and techniques of Franchisor along with other trade secrets and confidential information which is a part of the System. Accordingly, Area Representative covenants that, except as otherwise approved in writing by Franchisor, Area Representative shall not, during the term of this Agreement and for a period of one (1) year after the expiration or termination of this Agreement, regardless of the cause of termination, either directly or indirectly, for itself, or through, on behalf of, or in conjunction with any person, persons, partnership or corporation, or other entity, own, maintain, engage in or have any interest in any business specializing, in whole or in part, in providing Internet advertising services or the sale of related services the same as or similar to those sold or provided through the System within a fifty (50) mile radius of the Development Territory or within a radius of fifty (50) miles of the location of any other business using the System, whether franchised or owned by Franchisor.

         C. Area Representative shall not, during the term of this Agreement or after its termination or non-renewal, employ or seek to employ any person who is at that time employed by Franchisor or any of its affiliates, or by any other franchisee of Franchisor, or otherwise, directly or indirectly induce or seek to induce such person to leave his or her employment. In the event that Area Representative breaches this provision, Franchisor may terminate this Agreement and seek all available legal remedies.

         D. Area Representative shall not, during the term of this Agreement or after its termination or non-renewal, communicate or divulge to any other person, persons, partnership or corporation, except to such of its employees, agents or contractors as must know for purposes of operating the Franchised Business, any information or knowledge concerning the methods of service, promotion, sale, method, techniques or procedure used in a RezCity.com franchise nor shall Area Representative disclose or divulge in whole or in part, any trade secrets, confidential information, marketing techniques, patterns or processes of Franchisor or its affiliated companies. Area Representative shall require each of its employees, agents and contractors with access to such information to execute a non-disclosure and non-compete agreement in a form approved by Franchisor.

         E. Area Representative acknowledges that a violation of any covenant in this Section will cause irreparable harm to Franchisor, the exact amount of which may not be subject to reasonable or accurate ascertainment, and therefore, Area Representative does hereby consent that in the event of such violation, Franchisor shall be entitled to seek injunctive relief to protect certain trade secrets and confidential information. Such remedies, however, shall be cumulative and in addition to any other remedies to which Franchisor may then be entitled. In the event Franchisor prevails in any suit to enforce any provision hereof, Franchisor shall be entitled to receive, in addition to any relief or remedy granted, the cost of bringing such suit, including reasonable attorneys' fees. The covenants set forth in this Paragraph shall survive the termination or expiration of this Agreement. Area Representative acknowledges that the covenant not to compete is fair and reasonable and will not impose any undue hardship on Area Representative since Area Representative has other considerable skills, experience and education which will afford him or her the opportunity to derive income from other endeavors.

         F. The parties agree that each of the foregoing covenants shall be construed as independent of any other covenant or provision of this Agreement. If all or any portion of a covenant in this Paragraph XII. is held unreasonable or unenforceable by a court or agency having valid jurisdiction in any unappealed final decision to which Franchisor is a party, Area Representative expressly agrees to be bound by any lesser covenant subsumed within the terms of such covenant that imposes the maximum duty permitted by law, as if the resulting covenant were separately stated in and made a part of this Paragraph.

         G. Area Representative and all holders of a legal and beneficial interest in the legal entity acting as Area Representative expressly agree to be bound by all the covenants contained in Paragraph XII. during the term of this Agreement and further, they agree to be bound by the covenants set forth which shall survive the termination or expiration of this Agreement.

XIII.          DEFAULT AND TERMINATION
               -----------------------

         A. If Area Representative is in substantial compliance with this Agreement and Franchisor materially breaches this Agreement and fails to cure or begin to cure such breach within a reasonable time after written notice thereof is delivered to Franchisor, Area Representative may terminate this Agreement. Such termination shall be effective thirty (30) days after delivery to Franchisor of notice that such breach has not been cured and Area Representative elects to terminate this Agreement.

         B.    This Agreement shall  terminate  automatically upon  delivery  of notice of termination to Area Representative, if Area Representative or a holder of a legal or beneficial interest:

               1. Has made any material misrepresentation or omission in its application for the franchise;

               2. Fails to satisfactorily complete the training program as provided in Paragraph VI.A.;

               3. Is convicted of or pleads no contest, where such plea is applicable, to a felony or other crime or offense that is likely to adversely affect the reputation of Area Representative or any of the Marks;

               4. Makes any unauthorized use, disclosure or duplication of the Confidential Operations Manual or duplicates or discloses or uses in any unauthorized manner any portion of the confidential information or any trade secrets provided to Area Representative by Franchisor;

               5. Surrenders or transfers control of the operation of a Franchised Business, makes an unauthorized direct or indirect assignment of a franchise or an ownership interest in Area Representative or fails or refuses to assign the interest in Area Representative of a deceased or incapacitated controlling owner thereof as herein required;

               6. Commits any affirmative act of insolvency, or files any petition or action of insolvency, or for appointment of a receiver or trustee, or makes any assignment for the benefit of creditors, or fails to vacate or dismiss within sixty (60) days after filing any such proceedings commenced against Area Representative by a third party;

               7. Is adjudicated as bankrupt, commits any affirmative act of insolvency or files any action or petition of insolvency, or if a receiver (permanent or temporary) of its property or any part thereof is appointed by a court of competent authority, or if it makes a general assignment for the benefit of its creditors, or if a final judgment remains unsatisfied of record for thirty (30) days or longer (unless supersedes bond is filed), or if execution is levied against any of Area Representative's business or property, or if suit to foreclose any lien or mortgage against its Premises or equipment is instituted against Area Representative and not dismissed within thirty (30) days, or is not in the process of being dismissed; provided, however, that Franchisor reserves the right to be named as trustee or receiver in any voluntary petition for bankruptcy or insolvency filed by Area Representative;

               8. Materially misuses or makes an unauthorized use of any Marks or commits any act which can reasonably be expected to materially impair the goodwill associated with any Marks;


               9.   Fails to comply with the Development Schedule;

               10. Fails or refuses to make payments of any amounts due Franchisor or its affiliates for portions of any Individual or REZcity Plus Franchise Fees due Franchisor, purchases from Franchisor or its affiliates or any other amounts due to Franchisor or its affiliates, and does not correct such failure or refusal within thirty (30) days after written notice of such failure is delivered to Area Representative; or

               11. Fails or refuses to comply with any other provision of this Agreement, or any mandatory specification, standard or operating procedure prescribed by Franchisor or otherwise in writing, and does not correct such failure within thirty (30) days (or provide proof acceptable to Franchisor that it has made all reasonable efforts to correct such failure and will continue to make all reasonable efforts to cure until a cure is effected if such failure cannot reasonably be corrected within thirty [30] days) after written notice of such failure to comply is delivered to Area Representative.

         C. Upon termination of this Agreement, Area Representative shall have no further right to receive any portion of the Franchise Fee or Sales Commission or other compensation received by Franchisor from Individual Franchises, as provided in Section V. herein.

         D. To the extent that the provisions of this Agreement provide for periods of notice less than those required by applicable law, or provide for termination, cancellation, non-renewal or the like other than in accordance with applicable law, such provisions shall, to the extent such are not in accordance with applicable law, not be effective, and Area Representative shall comply with applicable law in connection with each of these matters.

XIV.           RIGHTS AND OBLIGATIONS OF THE PARTIES UPON EXPIRATION OR
               ---------------------------------------------------------
               TERMINATION
               -----------


         A. Area Representative agrees that upon termination or expiration of this Agreement, Area Representative shall:

               1. Pay, within ten (10) days after the effective date of termination or expiration, all amounts due and owing to Franchisor under this Agreement;

               2. Not directly or indirectly at any time or in any manner identify any business as a current or former RezCity.com franchise, or as a franchisee, licensee or dealer of or as otherwise associated with Franchisor, or use any Marks, any colorable imitation thereof or other indicia of a RezCity.com business in any manner or for any purpose, or utilize for any purpose any trade name, trademark, service mark or other commercial symbol that suggests or indicates a connection or association with Franchisor or its affiliates and franchisees;

               3. Promptly return to Franchisor all signs, sign faces, Confidential Operations Manuals, catalogs, advertising materials, forms, invoices and other materials containing any Marks or otherwise identifying or relating to a RezCity.com business and allow Franchisor, without liability, to remove all such items from the Franchised Business;

               4. Promptly take such action as may be required to cancel all fictitious or assumed name or equivalent registrations relating to its use of any Marks;

               5. Promptly notify the appropriate telephone company and all telephone directory listing agencies of the termination or expiration of Area Representative's right to use any telephone number and any regular, classified or other telephone directory listings associated with any Marks and authorize transfer of same to or at the direction of Franchisor. Area Representative agrees to execute undated letters of assistance to telephone companies and telephone directory listing agencies directing termination and/or transfer of Area Representative's right to use telephone numbers associated with the Marks, which Franchisor may hold until termination or expiration hereof. Area Representative acknowledges that as between Franchisor and Area Representative, Franchisor has the sole right to and interest in all telephone numbers and directory listings associated with any Marks. Area Representative authorizes Franchisor, and hereby appoints Franchisor and any officer of Franchisor as its attorney in fact, to direct the appropriate telephone company and all listing agencies to transfer same to Franchisor or at its direction, should Area Representative fail or refuse to do so, and the appropriate telephone company and all listing agencies may accept such direction or this Agreement or Area Representative's letter of direction held by Franchisor as conclusive of the exclusive rights of Franchisor in such telephone numbers and directory listings and its authority to direct their transfer;

               6. Immediately deliver to Franchisor all past and present franchise sales leads and records and all contracts, acknowledgment of receipt and other information and records related to Franchisees of Franchisor in the Development Territory; and

               7.   Promptly  take  such  action   necessary  to  withdraw  Area
Representative's effective and pending state franchise and business opportunity registrations and filings.

         B. Upon termination or expiration of this Agreement, or any extension or renewal hereof, Franchisor shall have an option to purchase from Area Representative all or any part of the assets of the Area Representative, if any, used in the operation of the Area Representative franchise, including inventory, signs, equipment, marketing materials and other indicia bearing Franchisor's Marks, and any other chattels, real estate leases and equipment leases, at fair market value. Franchisor may exercise said option by giving Area Representative written notice thereof within thirty (30) days after termination or not less than thirty (30) days prior to expiration, as the case may be. The fair market value purchase price shall be determined by agreement of Area Representative and Franchisor or by arbitration as herein provided for the settlement of disputes.

         C. Area Representative agrees that upon termination or expiration of the Franchise it shall immediately cease to use the confidential information in any business or otherwise and shall return to Franchisor all copies of the Confidential Operations Manual which have been loaned to it by Franchisor.

         D. All obligations of Franchisor and Area Representative which expressly or by their nature survive the expiration or termination of this Agreement shall continue in full force and effect subsequent to and notwithstanding its expiration or termination and until they are satisfied in full or by their nature expire.

XV.               FRANCHISOR'S REMEDIES UPON TERMINATION OR EXPIRATION

         Area Representative acknowledges that its failure (except as otherwise provided herein) to cease all activities as Area Representative within the Development Territory, upon the termination or expiration of this Agreement or any portion thereof, will result in immediate and irreparable damage to Franchisor and to the rights of any subsequent area representative. Area Representative acknowledges that there is no adequate remedy at law for such failure to cease activities, and Area Representative agrees that in the event of such failure, Franchisor shall be entitled to seek equitable relief by way of temporary and permanent injunctions and such other and further relief as any court with jurisdiction may deem just and proper. Resort to any remedies referred to herein shall not be construed as a waiver of any other rights and remedies to which Franchisor is entitled under this Agreement or otherwise.

XVI.              NOTICES

         Any and all notices required or permitted under this Agreement shall be in writing and shall be personally delivered, delivered by messenger or delivery services, mailed by certified mail return receipt requested, or facsimile transmission, and shall be effective when received or confirmation of receipt is acknowledged to the respective parties at the following addresses unless and until a different address has been designated by written notice to the other party:

         Notices to Franchisor:             RezConnect Technologies, Inc.
                                            560 Sylvan Avenue
                                            Englewood Cliffs, New Jersey 07632
                                            Attention:  Michael Brent, President
                                            Fax No.: 201-567-3265

         With a copy to:                    Harold L. Kestenbaum, Esq.
                                            EAB Plaza, West Tower, 14th Floor
                                            Uniondale, New York 11556
                                            Fax No.: (516) 745-0293

         Notices to Area Representative:
                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------

                                            Fax No.:
                                                    -------------------

         With a copy to:
                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------

                                            Fax No.:
                                                    -------------------

XVII.          ENTIRE AGREEMENT
               ----------------

         This Agreement constitutes the entire agreement of the parties with respect to the RezCity.com Franchise herein granted and supersedes any prior agreements or understandings between them, whether oral or written. The terms of this Agreement may not be waived or modified except by an express agreement in writing signed by both parties. There are no representations, promises, warranties, covenants or undertakings other than those contained in this Agreement. The failure of either party hereto to enforce, or the delay by either party in enforcing, any of its rights under this Agreement shall not be deemed a continuing waiver or modification thereof, and either party may, within the time permitted by applicable law, commence appropriate legal proceedings to enforce any or all of such rights.

XVIII.         APPLICABLE LAW
               --------------

         A. THIS AGREEMENT AND THE RIGHTS OF THE PARTIES HEREUNDER TAKE EFFECT UPON ACCEPTANCE AND EXECUTION BY FRANCHISOR AND SHALL BE INTERPRETED AND CONSTRUED UNDER THE LAWS OF NEW JERSEY, WHICH LAWS SHALL PREVAIL IN THE EVENT OF ANY CONFLICT OF LAW, EXCEPT TO THE EXTENT GOVERNED BY FEDERAL LAW INCLUDING, WITHOUT LIMITATION, THE UNITED STATES TRADEMARK ACT OF 1946, AS AMENDED (LANHAM ACT, 15 U.S.C. SECTIONS 1051 ET SEQ.) AND THE FEDERAL ARBITRATION ACT (9 U.S.C.
SECTION 1 ET SEQ.).

         B. AREA REPRESENTATIVE ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT IS ENTERED INTO IN BERGEN COUNTY, NEW JERSEY, AND THAT ANY ACTION SOUGHT TO BE BROUGHT FOR THE PURPOSE OF ENFORCING THE TERMS AND PROVISIONS HEREOF SHALL BE BROUGHT IN THE APPROPRIATE STATE OR FEDERAL COURT LOCATED IN BERGEN COUNTY, NEW JERSEY, AND THE PARTIES DO HEREBY WAIVE ALL QUESTIONS OF PERSONAL JURISDICTION OR VENUE FOR THE PURPOSES OF CARRYING OUT THIS PROVISION.

         C. NO RIGHT OR REMEDY CONFERRED UPON OR RESERVED TO FRANCHISOR OR AREA REPRESENTATIVE BY THIS AGREEMENT IS INTENDED TO BE, NOR SHALL BE DEEMED, EXCLUSIVE OF ANY OTHER RIGHT OR REMEDY HEREIN OR BY LAW OR EQUITY PROVIDED OR PERMITTED, BUT EACH SHALL BE CUMULATIVE OF EVERY OTHER RIGHT OR REMEDY.

         D. NOTHING HEREIN CONTAINED SHALL BAR FRANCHISOR'S RIGHT TO OBTAIN INJUNCTIVE RELIEF AGAINST THREATENED CONDUCT THAT WILL CAUSE IT LOSS OR DAMAGES, UNDER THE USUAL EQUITY RULES, INCLUDING THE APPLICABLE RULES FOR OBTAINING RESTRAINING ORDERS, PRELIMINARY AND PERMANENT INJUNCTIONS.

         E. IN THE EVENT THAT THE AREA REPRESENTATIVE ENACTS ACTION AGAINST FRANCHISOR, ARBITRATION MEETING WILL BE HELD IN NJ. IN THE EVENT THAT THE FRANCHISOR ENACTS ACTION AGAINST THE AREA REPRESENTATIVE, ARBITRATION MEETING WILL BE HELD IN THE STATE IN WHICH THE BUSINESS RESIDES OF THE AREA REPRESENTATIVE.

XIX.           SETTLEMENT OF DISPUTES
               ----------------------

         A. This Agreement is a written agreement evidencing a transaction involving commerce and is, therefore, subject to the terms and provisions of the Federal Arbitration Act, Title 9 of the United States Code. Except for a controversy or claim relating to the ownership of any of Franchisor's service marks, trade names and logotypes, any other controversy or claim arising out of or relating to this Agreement, or to any other agreements between the parties or with regard to their interpretation, formation or breach, shall be settled by binding arbitration conducted in Bergen County, New Jersey, according to the commercial rules of the American Arbitration Association as modified herein below.

         B. In the event of any controversy or claim as set forth above, either party shall send written notice to (1) the other party; and (2) the appropriate Regional Office of the American Arbitration Association for invoking the binding arbitration provisions of this Agreement. In the event that either party shall make demand for arbitration, such arbitration shall be conducted in Bergen County, New Jersey. The American Arbitration Association shall forward to the parties a written list of proposed arbitrators each of whom shall have established experience and knowledge in franchise law. Each party shall have ten
(10) days from the date of mailing by the American Arbitration Association of the written list of proposed arbitrators within which to return said written list with the party's choice of arbitrators to the American Arbitration Association. If either party fails to return the written list of proposed arbitrators to the American Arbitration Association with that party's choice within said ten (10) days, it shall be conclusively determined that said party has approved the appointment of any arbitrator named in the written list. The parties further consent to the jurisdiction of any appropriate court to enforce the provisions of this section and/or to enter a judgment upon any award rendered by the arbitrator.

         C. In the event that any controversy r claim arising from this Agreement as explained above also involves any officer, director, employee, representative, or agent of either party, then any such controversy or claim shall also be submitted to binding arbitration in the same manner as explained above. In the event any controversy or claim is submitted to binding arbitration as explained above, the parties further agree that discovery prior to arbitration shall be restricted solely to exchanging lists of those witnesses and documents which are to be presented at the hearing before the arbitrator, unless the parties mutually agree in writing to expand the scope of discovery.

         Except as limited by this Agreement, the arbitrator shall have the right to award or include in the arbitration award any relief deemed proper in the circumstances including, without limitation, money damages (with interest on unpaid amounts from the date due), specific performance, injunctive relief and attorney fees and costs provided that the arbitrator shall not have the authority to award exemplary or punitive damages.

         D. Although all controversies and claims are to be settled by binding arbitration, Franchisor expressly reserves the right, at its sole discretion, to seek temporary injunctive relief pending completion of the arbitration proceedings from a court of competent jurisdiction to enforce Area Representative's post termination covenants not to compete and to enjoin Area Representative from any existing or threatened conduct which Franchisor believes could cause any harm or damage to Franchisor or to its franchise System. In the event Franchisor files a lawsuit to seek temporary injunctive relief as described above, the filing shall not constitute, nor be deemed by anyone to constitute, a waiver by Franchisor of its right to invoke the binding arbitration provisions of this Agreement.

         E. The parties agree that the arbitration of any disputes between them shall be conducted on an individual basis and such disputes shall not be arbitrated on a class-wide basis nor shall any of these disputes be consolidated with the arbitration of any other disputes which might arise between Franchisor and any of its other area representatives or other franchisees.

         AREA REPRESENTATIVE EXPRESSLY ACKNOWLEDGES THAT AREA REPRESENTATIVE HAS READ THE TERMS OF THIS BINDING ARBITRATION PROVISION AND SPECIFICALLY AFFIRMS THAT THIS PROVISION IS ENTERED INTO WILLINGLY AND VOLUNTARILY AND WITHOUT ANY FRAUD, DURESS OR UNDUE INFLUENCE ON THE PART OF FRANCHISOR OR ANY OF FRANCHISOR'S AGENTS OR EMPLOYEES.

XX.            COST OF ENFORCEMENT OR DEFENSE
               ------------------------------

         A. In the event that Franchisor is required to employ legal counsel or to incur other expenses to enforce any obligation of Area Representative hereunder, or to defend against any claim, demand, action or proceeding by reason of the Area Representative's failure to perform any obligation imposed by this Agreement, Area Representative shall be responsible for the amount of all reasonable attorneys' fees of such counsel and all other expenses incurred in enforcing such obligation or in defending against such claim, demand, action or proceeding, whether incurred prior to, or in preparation for, or in contemplation of the filing of such action or thereafter except where prohibited by law.

         B. Franchisor and Area Representative hereby waive to the fullest extent permitted by law any right to or claim of any consequential, punitive or exemplary damages against the other, and agree that in the event of a dispute between them each shall be limited to the recovery of any actual damages sustained by it.

XXI.           SEVERABILITY AND CONSTRUCTION
               -----------------------------

         A. Except as expressly provided to the contrary herein, each section, part, term and/or provision of this Agreement shall be considered severable; and if, for any reason, any section, part, term and/or provision herein is determined to be invalid and contrary to, or in conflict with, any existing or future law or regulation by a court or agency having valid jurisdiction, such shall not impair the operation of, or have any other effect upon, such other portions, sections, parts, terms and/or provisions of this Agreement as may remain otherwise intelligible, and the latter shall continue to be given full force and effect and bind the parties hereto; and said invalid sections, parts, terms and/or provisions shall be deemed not to be a part of this Agreement; provided, however, that if Franchisor determines that such finding of invalidity or illegality adversely affects the basic consideration of this Agreement, Franchisor, at its option, may terminate this Agreement.

         B. Anything to the contrary herein notwithstanding, nothing in this Agreement is intended, nor shall be deemed, to confer upon any person or legal entity other than Franchisor or Area Representative and such of their respective successors and assigns as may be contemplated by Paragraph XXII.A., any rights or remedies under or by reason of this Agreement.

         C. Area Representative expressly agrees to be bound by any promise or covenant imposing the maximum duty permitted by law which is subsumed within the terms of any provision hereof, as though it were separately articulated in and made a part of this Agreement, that may result from striking from any of the provisions hereof any portion or portions which a court may hold to be unreasonable and unenforceable in a final decision to which Franchisor is a party, or from reducing the scope of any promise or covenant to the extent required to comply with such a court order.

         D.    All captions in  the  Agreement  are  intended   solely  for  the
convenience of the parties, and none shall be deemed to affect the meaning or construction of any provision hereof.

         E. This Agreement may be executed in duplicate and each copy so executed shall be deemed an original.

XXII.          DEFINITIONS
               -----------

         A. The term "Area Representative" shall include all persons who succeed to the interest of the original Area Representative by transfer or operation of law and shall be deemed to include not only the individual or entity defined as "Area Representative" in the introductory paragraph of this Agreement, but shall also include all partners of the entity that executes this Agreement, in the event said entity is a partnership, and all shareholders, officers and directors of the entity that executes this Agreement, in the event said entity is a corporation. By their signatures hereto, all partners, shareholders, officers and directors of the entity that signs this Agreement as Area Representative acknowledge and accept the duties and obligations imposed upon each of them, individually, by the terms of this Agreement.

         B. As used in this Agreement, the term "affiliate" of a party hereto shall mean a corporation, partnership, joint venture, association, joint stock company, trust or unincorporated organization that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such party.

         C. The singular usage includes the plural and the masculine and neuter usages include the other and the feminine.

XXIII.         CAVEAT
               ------

         The success of the business venture contemplated to be undertaken by Area Representative by virtue of this Agreement is speculative and depends, to a large extent, upon the ability of Area Representative as an independent businessman, and his active participation in the daily affairs of the business as well as other factors.

XXIV.          ACKNOWLEDGMENTS
               ---------------

         A. Area Representative represents and acknowledges that it has received, read and understood this Agreement and Franchisor's Uniform Franchise Offering Circular; and that Franchisor has accorded Area Representative ample time and opportunity to consult with advisors of its own choosing concerning risks of entering into this Agreement.

         B. Area Representative acknowledges that it has received a copy of this Agreement and the attachments thereto, at least five (5) business days prior to the date on which this Agreement was executed. Area Representative further acknowledges that Area Representative has received the disclosure document required by the Trade Regulation Rule of the Federal Trade Commission entitled "Disclosure Requirements and Prohibitions Concerning Franchising and Business Opportunity Ventures" at least ten (10) business days prior to the date on which this Agreement was executed.

         C. Area Representative has been advised to consult with its own advisors with respect to the legal, financial and other aspects of this Agreement, the business franchised hereby and the prospects for that business. In addition, Area Representative should consult with its attorneys with respect to specific laws affecting the Franchised Business. Area Representative has either consulted with such advisors or has deliberately declined to do so.

         D. Area Representative acknowledges that the covenants not to compete set forth in this Agreement are fair and reasonable, and will not impose any undue hardship on Area Representative, since Area Representative has other considerable skills, experience and education which afford Area Representative the opportunity to derive income from other endeavors.

         E. Area Representative affirms that all information set forth in any and all applications, financial statements and submissions to Franchisor is true, complete and accurate in all respects, with Area Representative expressly acknowledging that Franchisor is relying upon the truthfulness, completeness and accuracy of such information.

         F. Area Representative has conducted an independent investigation of the business contemplated by this Agreement and recognizes that, like any other business, an investment in a RezCity.com Franchised Business involves business risks and that the success of the venture is primarily dependent upon the business abilities and efforts of Area Representative.

         G. Area Representative hereby consents and agrees that any disputes arising between Franchisor and Area Representative be submitted to arbitration as provided in Paragraph XIX. of this Agreement.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have duly executed and delivered this Agreement in multiple copies the date and year first above written.

ATTEST:                            REZCONNECT TECHNOLOGIES, INC.



                                    By:
----------------------------           -----------------------------------------


                                    Title:
----------------------------              --------------------------------------
                                           (in an official capacity only and not
                                              individually or personally)

                                    Date:
                                         ---------------------------------------

ATTEST:
                                    --------------------------------------------
                                    AREA REPRESENTATIVE


                                    By:
----------------------------           -----------------------------------------


                                    Title:
----------------------------              --------------------------------------
                                           (in an official capacity only and not
                                              individually or personally)

                                    Date:
                                         ---------------------------------------

                 EXHIBIT A TO THE AREA REPRESENTATIVE AGREEMENT
                 ----------------------------------------------

                          MAP OF DEVELOPMENT TERRITORY




































RezConnect Technologies, Inc.                 AREA REPRESENTATIVE:



By:                                           By:
   ----------------------------                  -------------------------------

Title:                                        Title:
      -------------------------                     ----------------------------

Date:                                         Date:
     --------------------------                    -----------------------------

                 EXHIBIT B TO THE AREA REPRESENTATIVE AGREEMENT
                 ----------------------------------------------

                     GUARANTY AND ASSUMPTION OF OBLIGATIONS

         THIS GUARANTY AND ASSUMPTION OF OBLIGATIONS is given this________ day of __________, 20_____, by_______________________________________.

         In consideration of, and as an inducement to, the execution of that certain Area Representative Agreement (the "Agreement") on this date by REZCONNECT TECHNOLOGIES, INC. ("us", "we", or "our"), each of the undersigned personally and unconditionally (a) guarantees to us and our successors and assigns, for the term of the Agreement and afterward as provided in the Agreement, that _____________________ ("Area Representative") will punctually pay and perform each and every undertaking, agreement and covenant set forth in the Agreement and (b) agrees to be personally bound by, and personally liable for the breach of, each and every provision in the Agreement, both monetary obligations and obligations to take or refrain from taking specific actions or to engage or refrain from engaging in specific activities, including the non-competition, confidentiality and arbitration requirements.

         Each of the undersigned consents and agrees that: (1) his or her direct and immediate liability under this Guaranty will be joint and several; (2) he or she will render any payment or performance required under the Agreement upon demand if Area Representative fails or refuses punctually to do so; (3) this liability will not be contingent or conditioned upon our pursuit of any remedies against Area Representative or any other person; and (4) this liability will not be diminished, relieved or otherwise affected by any extension of time, credit or other indulgence which we may from time to time grant to Area Representative or to any other person, including, without limitation, the acceptance of any partial payment of performance of the compromise or release of any claims, none of which will in any way modify or amend this Guaranty, which will be continuing and irrevocable during the term of the Agreement.

         Each of the undersigned waives all rights to payments and claims for reimbursement or subrogation which any of the undersigned may have against Area Representative arising as a result of the undersigned's execution of and performance under this Guaranty.

         IN WITNESS WHEREOF, each of the undersigned has affixed his or her signature on the same day and year as the Agreement was executed.

GUARANTOR(S)


___________________________             _____________________________


___________________________             _____________________________



___________________________             _____________________________



___________________________             _____________________________

                 AMENDMENT TO THE AREA REPRESENTATIVE AGREEMENT

                          RezConnect Technologies, Inc.

FOR THE STATE OF CALIFORNIA
---------------------------

         This Amendment to the Area Representative Agreement is agreed to this ____ day of __________, 20___, between RezConnect Technologies, Inc. and
____________________________ to amend and revise said Area Representative Agreement as follows:

         1. In  recognition  of the  requirements  of the  California  Franchise
Investment Law, Cal. Corp. Code  ss.ss.31000-3516  and the California  Franchise
Relations Act, Cal. Bus. And Prof. Code ss.ss.2000-20043, the Area Representative Agreement for RezConnect Technologies, Inc. shall be amended as follows:

         o Paragraph XII.B. of the Area Representative Agreement contains a covenant not to compete which extends beyond the expiration or termination of the Agreement, the covenant may not be enforceable under California law.

         o Paragraphs IV.D. and XI.D.3. require Area Representative to sign a general release as a condition of renewal and of transfer of the franchise, such release shall exclude claims arising under the California Franchise Investment Law and the California Franchise Relations Act.

         o Paragraph XIII.B.7. in the Area Representative Agreement which terminates the Area Representative Agreement upon the bankruptcy of the Area Representative may not be enforceable under federal bankruptcy law (11 U.S.C. Section 101 et seq.).

         o The California Franchise Relations Act provides rights to the Area Representative concerning termination or non-renewal of the Area Representative Agreement, which may supersede provisions in the Area Representative Agreement, specifically Paragraphs IV. and XIII.

         o Paragraphs XVIII. and XIX. of the Area Representative Agreement require litigation or arbitration to be conducted in New Jersey, the requirement may be unenforceable under California law.

         o Paragraph XVIII.A. of the Area Representative Agreement requires that the franchise be governed by New Jersey law, such a requirement may be unenforceable.

         2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the California Law applicable to the provisions are met independent of this Amendment.

         IN WITNESS WHEREOF, each of the undersigned hereby acknowledges having read this Amendment, understands and consents to be bound by all of its terms.

RezConnect Technologies, Inc.             AREA REPRESENTATIVE:


By:                                       By:
   ----------------------------              -----------------------------------
Title:                                    Title:
      -------------------------                 ------------